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                                                                  EXHIBIT 10.59

                     FIRST AMENDMENT TO SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of May 1, 1998 by each of the undersigned (each individually a "Debtor" and collectively, "Debtors"), in favor of Energy Capital Investment Company PLC, an English investment company, EnCap Equity 1994 Limited Partnership, a Texas limited partnership, and Gecko Booty 1994 I Limited Partnership, a Texas limited partnership (collectively, "Secured Party").

                                   RECITALS:

1. Future Petroleum Corporation, a Utah corporation ("Buyer") executed those certain Promissory Notes dated November 25, 1997, payable to the order of Secured Party in the aggregate principal amount of $6,600,000, which were renewed, extended and increased, but not novated or extinguished, by those certain Renewal Promissory Notes of even date herewith, payable to the order of Secured Party in the aggregate principal amount of $7,260,000 (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, collectively, the "Notes")

2. The Notes were executed pursuant to (i) a Purchase and Sale Agreement dated November 25, 1997, (as amended, supplemented or restated, the "November 1997 Purchase Agreement"), by and between Buyer and Secured Party and (ii) a Purchase and Sale Agreement dated April 30, 1998 (as amended, supplemented or restated, the "May 1998 Purchase Agreement"), by and between Buyer, Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership and NCI Enterprises, Inc.

3. Pursuant to the November 1997 Purchase Agreement, Debtors gave to Secured Party a Security Agreement dated November 25, 1997 (the "Original Agreement"), pursuant to which Debtors granted to Secured Party a security interest in the Collateral as defined therein.

4. Debtors and Secured Party desire to amend the Original Agreement as expressly set forth herein.

         NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to Debtors from Secured Party' extension of credit to Buyer under the Notes, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce Secured Party to extend credit under the Notes, Debtors hereby agrees with Secured Party, as follows:

                     ARTICLE I - Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this First Amendment to Security Agreement.


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                  "Security Agreement" means the Original Agreement, as amended by this First Amendment to Security Agreement.

                            ARTICLE II - Amendments

         Section 2.1 Notes. The definition of "Notes" in the Original
Agreement is hereby amended to include those certain Renewal Promissory Notes of even date herewith by Buyer, payable to the order of Secured Party in the aggregate principal amount of $7,260,000, given in renewal, extension and increase, but not novation or extinguishment, of the Notes as defined in the Original Agreement, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part.

         Section 2.2 Purchase Agreement. The definition of "Purchase Agreement" in the Original Agreement is hereby amended to include the November 1997 Purchase Agreement and the May 1998 Purchase Agreement.

         Section 2.3 Grant and Re-Grant of Security Interest. As collateral security for all of the Secured Obligations, each Debtor hereby pledges and assigns, and re-pledges and re-assigns, to Secured Party and grants and re-grants to Secured Party a continuing security interest, for the benefit of Lenders, in and to all right, title and interest of each Debtor in and to any and all of the Collateral, whether now owned or existing or hereafter acquired or arising and regardless of where located.

                          ARTICLE III -- Miscellaneous

         Section 3.1. Ratification of Security Agreement. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Security Agreement in any Note Document shall be deemed to refer to this Amendment also, and any reference in any Note Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment shall also refer to this Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Secured Party under the Security Agreement or any other Note Document nor constitute a waiver of any provision of the Security Agreement or any other Note Document.

         Section 3.2. Survival of Agreements. Debtors hereby represent and warrant that all representations and warranties contained in the Original Agreement are true and correct as of the date hereof. All representations, warranties, covenants and agreements of Debtors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the extension of credit pursuant to the Purchase Agreement, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Debtors hereunder or under the Security Agreement to Secured Party shall be deemed to constitute representations and warranties by, or agreements and covenants of, Debtors under this Amendment and under the Security Agreement.

         Section 3.3. Documents. This Amendment is a Note Document, and all provisions in the Security Agreement pertaining to Note Documents apply hereto.

         Section 3.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.


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         IN WITNESS WHEREOF, each Debtor has caused this Amendment to be executed and delivered this Amendment by its officer thereunto duly authorized, as of the date first above written.


                         FUTURE PETROLEUM CORPORATION,
                          a Utah corporation

                         By: /s/ B. CARL PRICE
                            ----------------------------------------------------
                            B. Carl Price, President


                         FUTURE ENERGY CORPORATION,
                          a Nevada corporation

                         By: /s/ B. CARL PRICE
                            ----------------------------------------------------
                            B. Carl Price, President


                         FUTURE PETROLEUM CORPORATION,
                          a Texas corporation

                         By: /s/ B. CARL PRICE
                            ----------------------------------------------------
                            B. Carl Price, President


                         BMC DEVELOPMENT NO. 1 LIMITED PARTNERSHIP,
                          a Texas limited partnership
                         FUTURE ACQUISITION 1995, LTD.,
                          a Texas limited partnership

                         By:  Future Petroleum Corporation,
                               a Texas corporation, General Partner

                         By: /s/ B. CARL PRICE
                            ----------------------------------------------------
                            B. Carl Price, President


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